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Exhibit 10.21

***Text Omitted and Filed Separately
Pursuant to a Confidential Treatment Request
Under C.F.R. §§ 200.80(b)(4) and Rule 406
of the Securities Act of 1933, as amended.

[LOGO]	12651 High Bluff Dr., Ste. 200 San Diego, CA 92130 P: (858) 509-0455 F: (858) 509-0456	PO #: Date:	MFG 065 02/16/07

PURCHASE ORDER

Vendor Info.						Ship To:
Name	Patheon Italia S.p.A.					Name	Mark Mugerditchian
Address	Viale G.B. Stucchi, 110					Address	12651 High Bluff Drive Suite 200
City	Monza	State	Italy	Zip	20052	City	San Diego	State	CA	Zip	92130
Ph/Fax:	919-479-8850					Ph/Fax:	858-523-4506
Qty	Units	Description	Unit Price	Total
		Contract Manufacturing and Supply of KW-3902 iv sterile emulsion to include the production of [. . .***. . .] registration stability batches and [. . .***. . .] process validation batches according to the attached proposal Rev 3 - 16.02.2007		- - - - - -
		The Proposal includes the following breakout of charges:		-
1.0		Development and Manufacturing	[. . .***. . .]	[. . .***. . .]
1.0		Capital Equipment and Facility Modifications	[. . .***. . .]	[. . .***. . .] -
- -

			Sub Total	[. . .***. . .]
Date Required:		Nov-07	S&H
Est. Delivery Date:		Taxes:	State 0.00%	-

Dept & Acct to Charge:			TOTAL	€[. . .***. . .]

Approvals:

/s/ Mark Mugerditchian 2/16/07 Department Head / Date	/s/ R.E. Woods 16 Feb 07 Pres & CEO / Date
Notes / Comments

***Confidential Treatment Requested
Confidential

[LOGO]	KW-3902 i.v. — Transfer & commercial manufacture proposal for NovaCardia. Rev 3—16.02.2007

16th February 2007

NovaCardia

Attention:    Mark Mugerditchian—SVP Manufacturing and Product Development

Dear Mark,

Ref: Contract Manufacture and Supply of KW-3902 i.v. Sterile Emulsion.

Based on various discussions between the two parties, I am happy to provide a final proposal which I hope meets with your requirements and expectations.

You will notice below that we have [. . .***. . .]

This proposal has been made in good faith based upon the product information received to date and is subject to review following receipt and further discussions of the updated / out of scope detailed transfer and manufacturing requirements between the parties. The assumptions we have made in generating this proposal are listed in the body of this letter.

I trust that the enclosed information is in an acceptable format, but should anything be unclear or you have any further questions please do not hesitate to contact me.

Please let me have your confirmation of acceptance of this proposal in the form a purchase order for capital and technical transfer costs to allow us to move the project forward.

Warm regards

[. . .***. . .]
 Senior Business Manager—Ferentino Operations.

Cc. [. . .***. . .]

***Confidential Treatment Requested
Confidential

Index

  1)
  Project brief.

  2)
  Key product parameter overview

  3)
  Key manufacturing supply assumption

  4)
  Product Technology Transfer (TT)

  5)
  Technology Transfer (TT) costing estimates

  6)
  Regulatory support work

  7)
  Stability Testing Programme.

  8)
  Annual Product Review (APR)

  9)
  CapEx proposal and costing

  10)
  Unit pricing indication

  11)
  General Terms and Conditions

  Confidential

1.    Project Brief

KW-3902 i.v., ([. . .***. . .]) is a synthesized adenosine A1-receptor antagonist. The compound is highly useful as a diuretic, hypotensive and renoprotective agent. The manufacturing process consists of five (5) stages: API Solution Preparation, Rough Emulsion, Fine Emulsion, Filling and Inspection/Packaging.

NovoCardia are looking for commerical supply of KW-3902 i.v. for the US and RoW markets. Current scale-up and demand volumes are as follows:

[. . .***. . .]:	[. . .***. . .] Registration / Stability batches
[. . .***. . .]:	[. . .***. . .] × full scale validation batches
[. . .***. . .]:	Launch of product
[. . .***. . .]:	[. . .***. . .] vials
[. . .***. . .]:	[. . .***. . .] vials
[. . .***. . .]:	[. . .***. . .] vials
[. . .***. . .]:	[. . .***. . .] vials

2.    Key Product Parameter Overview:

Product	KW-3902 i.v. [. . .***. . .]mg/mL vials
Dosage form	Sterile Emulsion
Vial size	[. . .***. . .]mL (overflow capacity)
Fill Volume	60mL ([. . .***. . .]mg / mL)
Batch size	[. . .***. . .] vials (Assumes [. . .***. . .]L batch size)
Annual Volumes	See above.

3.    Key Manufacturing Supply Assumptions:

Health and Safety evaluation—a preliminary EH&S toxicity classification of the API has been performed by Patheon. It has been determined that the API molecule is [. . .***. . .].

Our categorisations work on a scale of 1-4, 4 being the most potent. Please note that each and every molecule and product must be assessed on its own merits taking into account the required handling and processing requirements based on the molecule occupational exposure level (OEL). Needless to say operator and environmental safety are paramount and Patheon will not take on products that it can not manage in a safe and secure way.

[. . .***. . .] products present no issue from a EH&S perspective.

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Target Production Site—The target site for the transfer, validation and commercial production of the KW-3902 i.v. will be the [. . .***. . .] at the Ferentino site near Rome, Italy.

The Ferentino site is FDA product approved, and listed below is a chronological summary of regulatory site inspections for reference. The [. . .***. . .] is FDA approved for commercial manufacture.

FERENTINO—Patheon Italia S.p.A.—Ferentino Operations—Regulatory Inspection List

Inspectorate Body: Italian Ministry of Health
Date of the Inspection: [. . .***. . .]
Scope of the Inspection: Extension of [. . .***. . .] to include [. . .***. . .].

Inspectorate Body: Italian Ministry of Health
Date of the Inspection: [. . .***. . .]
Scope of the Inspection: [. . .***. . .] for manufacturing of [. . .***. . .].

Inspectorate Body: US Food and Drug Administration (FDA)
Date of the Inspection: [. . .***. . .]
Scope of the Inspection: [. . .***. . .] for manufacturing of [. . .***. . .].

Inspectorate Body: Italian Ministry of Health
Date of the Inspection: [. . .***. . .]
Scope of the Inspection: Extension of [. . .***. . .] to include [. . .***. . .].

Inspectorate Body: Italian Ministry of Health
Date of the Inspection: [. . .***. . .]
Scope of the Inspection: [. . .***. . .] for [. . .***. . .].

Batch size—Patheon has assumed a batch size of [. . .***. . .]L. Based on discussion Patheon will move forward with the [. . .***. . .]L batch size with the provision that the necessary investments will be made by NovaCardia to scale up to a [. . .***. . .]L batch size for commercial production. All necessary investments will be discussed, determined and agreed between both parties.

API—it has been assumed that NovaCardia will provide the API free issue to Patheon, which will be released and will require only an i.d. test.

API and Finished Product shipment and storage conditions: Ambient Temperature. It is noted that [. . .***. . .] and [. . .***. . .] must be stored at [. . .***. . .]°C.

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Materials—Components and Excipients—Patheon will procure all components (vials, stoppers, caps) and excipients for the commercial manufacture from Patheon qualified suppliers i.e. Patheon supplies everything excluding API. Should NovaCardia require Patheon to source any materials from NovaCardia specified suppliers then these suppliers [. . .***. . .].

[. . .***. . .] Sterilisation—[. . .***. . .]

[. . .***. . .] Sterilisation—[. . .***. . .]

[. . .***. . .] Validation—[. . .***. . .]

[. . .***. . .] Validation—[. . .***. . .]

Quality Control—IPC and FP to be tested in accordance with NovaCardia specifications. It has been assumed that the testing is to standardised EP/USP requirements. Any client or product specific testing requirements would require a full assessment.

Product Coding—Vials to be ink jetted with "Batch number and Expiry Date" on the cap collar.

Visual Inspection—100% vial visual inspection to be performed by semi-automatic means with qualified operators. Defect characteristics and AQL to be established and agreed.

Primary Packaging—USP glass type I moulded vial—60mL ([. . .***. . .] vial to be approved)

Secondary Packaging—It is understood that NovaCardia require secondary packaging. Patheon must review/analyse the packaging specifications requirements upon receipt from NovaCardia in order to align capabilities and provide a proposal.

Process Flow Description—Patheon assumes the following production process shown on the following page, based on current information provided by NovaCardia and discussions with Mova Colleagues. Patheon would like to utilise the current [. . .***. . .]L tanks([. . .***. . .]) ([. . .***. . .]L batch size) for the [. . .***. . .] and [. . .***. . .] batches.

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First Step:

[. . .***. . .]

Second Step:

[. . .***. . .]

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4.    Product Technology Transfer (TT):

The Technology Transfer strategy of any product into Patheon must be made in conjunction with the client to ensure compliance with the Product Registration.

As a dedicated contract manufacturer of pharmaceutical products, product introduction and transfer into our facilities are a vital aspect of our routine business. Patheon has dedicated Technology Transfer groups at each site who are fully focused on the co-ordination and project management for such transfers. Below is an outline of some of the main activities that we would perform for a typical sterile product transfer:

  •
  Regulatory GAP Analysis and Document Preparation—[. . .***. . .].

  •
  Media Fill Runs—[. . .***. . .].

  •
  Analytical Method Transfers—[. . .***. . .].

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  •
  Equipment Qualification / Validation—[. . .***. . .].

  •
  Engineering/placebo batch—[. . .***. . .].

  •
  Cleaning validation—[. . .***. . .].

  •
  [. . .***. . .] Validation—[. . .***. . .]

5.    Typical Technology Transfer (TT) Costing Estimates

Item (Tech transfer)	#	Cost (€)	Total Cost (€)
API Health & Safety Evaluation	N/A	N/A	N/A
QA documentation review [. . .***. . .].	[. . .***. . .]	[. . .***. . .]	[. . .***. . .]
Analytical Method Transfer [. . .***. . .]	[. . .***. . .]	[. . .***. . .]	[. . .***. . .]

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Sterility assurance / re-qualification work — [. . .***. . .]	[. . .***. . .]	[. . .***. . .]	[. . .***. . .]
Project controlling validation documentation — [. . .***. . .].	[. . .***. . .]	[. . .***. . .]	[. . .***. . .]
Media Fill Runs [. . .***. . .]	[. . .***. . .]	[. . .***. . .]	[. . .***. . .]
Dedicated equipment installation and qualification [. . .***. . .]	[. . .***. . .]	[. . .***. . .]	[. . .***. . .]
[. . .***. . .] Feasibility batches (full scale) — [. . .***. . .].	[. . .***. . .]	[. . .***. . .]	[. . .***. . .]
[. . .***. . .] Stability / Registration batches (full scale)	[. . .***. . .]	[. . .***. . .]	[. . .***. . .]
Cleaning process Validation — [. . .***. . .].	[. . .***. . .]	[. . .***. . .]	[. . .***. . .]
Business / Project Management ([. . .***. . .]% of TT cost)	[. . .***. . .]		[. . .***. . .]
Total			€[. . .***. . .]
  •
  All products produced from the validation batches are to be purchased by the client at the commercially agreed unit prices.

  •
  Technology Transfer cost is charged at [. . .***. . .] in the form of a purchase order from Novocardia upon Patheon being awarded the project and then [. . .***. . .]% on completion and submission to NovaCardia of the Process Validation Report and the batch certificates of analysis.

[. . .***. . .] Process Validation — [. . .***. . .].	[. . .***. . .]	[. . .***. . .]	[. . .***. . .]

6.    Regulatory Support work:

Patheon will help and support NovaCardia with their submissions to approve Patheon as a site of manufacture for the products. The scope and depth of regulatory support provided by Patheon can be agreed upon depending on NovaCardia's needs.

Regulatory work will be charged at €[. . .***. . .].

***Confidential Treatment Requested
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7.    Stability Testing Programme:

If required, stability studies can be performed by Patheon. Patheon can store and test in accordance with an agreed protocol and ICH guidelines. For example:

A full ICH stability programme can be performed on each of the validation batches / registration batch, and a typical charge per sample time point is indicated below. This fee is to be confirmed upon receipt of the full stability testing analysis required.

Charge per time point is €[. . .***. . .].

8.    Annual Product Review (APR)

On January 1, 2006, the most recent revision of Chapter 1 "Quality Management" in the EC GMP Guideline came into operation and introduced a new regulatory requirement: the Product Quality Review (PQR).

This comprehensive evaluation, called also Annual Product Review (APR), should be conducted for all licensed medicinal products and include data collection, trending and critical analysis of:

  •
  Materials and Components

  •
  Critical IPC and finished product results.

  •
  Deviations, OOS

  •
  Changes

  •
  Stability studies

  •
  Complaints

  •
  Corrective/Preventive Actions

  •
  Qualification/Validation

  •
  Technical Agreements

APR work will be charged at €[. . .***. . .].

9.    Capital Equipment

Equipment	Estimated Cost of Equipment (Euro)
[. . .***. . .]	[. . .***. . .]
[. . .***. . .]	[. . .***. . .]
[. . .***. . .]	[. . .***. . .]
[. . .***. . .]	[. . .***. . .]
[. . .***. . .]	[. . .***. . .]

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[. . .***. . .]	[. . .***. . .]
[. . .***. . .]	[. . .***. . .]
[. . .***. . .]	[. . .***. . .]
[. . .***. . .]	[. . .***. . .]
[. . .***. . .]	[. . .***. . .]
[. . .***. . .]	[. . .***. . .]
[. . .***. . .]	[. . .***. . .]
[. . .***. . .]	[. . .***. . .]
[. . .***. . .]	[. . .***. . .]
[. . .***. . .]	[. . .***. . .]
[. . .***. . .]	TBD
[. . .***. . .]	[. . .***. . .]
[. . .***. . .]	[. . .***. . .]
[. . .***. . .]	[. . .***. . .]
Total	€[. . .***. . .]

All CapEx items will be agreed with NovaCardia against specific "User Requirements" and will be purchased by Patheon and then billed back to NovaCardia at "[. . .***. . .]".[. . .***. . .] .

[. . .***. . .]

[. . .***. . .] by issuance of a purchase order to Patheon. Only [. . .***. . .] against this purchase order. Supplier quotations / invoices can be provided if / when necessary.

10.    Unit Pricing Indication

Batch size (L)	Batch size (# vials)	Unit price (without materials cost)
[. . .***. . .]L	[. . .***. . .]	€[. . .***. . .]
[. . .***. . .]L	[. . .***. . .]	€[. . .***. . .]
[. . .***. . .]L	[. . .***. . .]	€[. . .***. . .]

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Confidential

Note:

  •
  [. . .***. . .]

  •
  [. . .***. . .]

11.    General Terms and Conditions—

The following (not limited to) Terms and Conditions are applicable

  •
  All stated Values / Invoices are in (€) Euros.

  •
  Prices will be fixed for the term of the agreement[. . .***. . .].

  •
  Product Price is [. . .***. . .].

  •
  All prices indicated exclude VAT.

  •
  Invoice payment terms are [. . .***. . .] from date of invoice.

  •
  Capacity is [. . .***. . .] basis.

  ***Confidential Treatment Requested
  Confidential

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  Exhibit 10.21